UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2019 (February 12, 2019)

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This amendment (“Amendment”) on Form 8-K/A is an amendment to the Current Report on Form 8-K of Verus International, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on February 11, 2019 (the “Original 8-K”). This Amendment is being filed to provide disclosure with respect to the Note Amendments (as defined herein) and the Amended and Restated COD (as defined here). No other modification to the Original 8-K is being made by this Amendment. The information previously reported in or filed with the Original 8-K is hereby incorporated by reference into this Amendment.

Item 1.01	Entry Into A Material Definitive Agreement.

In connection with the closing of the transactions contemplated by that certain securities purchase agreement dated February 8, 2019 by and between the Company and an accredited investor (the “SPA”), the Company entered into (i) amendment no. 1 (the “First Note Amendment”) dated January 26, 2019 to the promissory note issued in favor of the Donald P. Monaco Insurance Trust (the “Note”) whereby the maturity date of the Note was amended to January 26, 2020 and (ii) amendment no. 2 (the “Second Note Amendment, and together with the First Note Amendment, the “Note Amendments”) dated February 8, 2019 to the Note whereby the maturity date of the Note was amended to November 8, 2019.

The foregoing descriptions of the First Note Amendment and the Second Note Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the closing of the transactions contemplated by the SPA, on February 8, 2019, the Company filed the Second Amended and Restated Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the “Amended and Restated COD”) whereby the Company removed the anti-dilution protection for holders of Series A Convertible Preferred Stock and provided holders of such preferred stock with a right of participation in future financings.

The foregoing description of the Amended and Restated COD does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock
10.1	Amendment No. 1 to Donald P. Monaco Insurance Trust Note
10.2	Amendment No. 2 to Donald P. Monaco Insurance Trust Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: February 12, 2019	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer